EXECUTION COPY
STOCKHOLDER RIGHTS AGREEMENT
This Stockholder Rights Agreement (this “Agreement”) is made and entered into as of June 29, 2011, by and among Carver Bancorp, Inc., a Delaware corporation (the “Company”), and the several purchasers signatory hereto (each a “Purchaser” and collectively, the “Purchasers”).
This Agreement is made pursuant to the Stock Purchase Agreements, dated as of the date hereof between the Company and each Purchaser (the “Purchase Agreement”).
NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each of the Purchasers agree as follows:

1.Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement or the Certificate of Designations shall have the meanings given such terms in the Purchase Agreement or the Certificate of Designations (it being understood and agreed that if any capitalized term is defined in both the Purchase Agreement and the Certificate of Designations, the definition given such term in the Certificate of Designations shall control). As used in this Agreement, the following terms shall have the following meanings:
“Advice” shall have the meaning set forth in Section 10(c).
“Agreement” has the meaning set forth in the Preamble.
“Allowable Grace Period” has the meaning set forth in Section 2.1(e).
“Certificate of Designations” means the certificate of designations of the Company filed with the Secretary of State of the State of Delaware containing the rights, preferences, limitations and terms of the Series C Preferred Stock and the Series D Preferred Stock.
“Commission” means the Securities and Exchange Commission.
“Company” has the meaning set forth in the Preamble.
“Demand Holders” has the meaning set forth in Section 2.2(a).
“Demand Notice” has the meaning set forth in Section 2.2(a).
“Demand Participation Notice” has the meaning set forth in Section 2.2(b).
“Demand Registration” has the meaning set forth in Section 2.2(a).
“Demand Registration Statement” has the meaning set forth in Section 2.2(a).
“Effective Date” means the date that a Registration Statement filed pursuant to this Agreement is first declared effective by the Commission.
“Effectiveness Deadline” means, with respect to the Initial Registration Statement or the New Registration Statement, the earlier of (i) the 90th calendar day following the Closing Date (or the 135th calendar day following the Closing Date in the event that such Registration Statement is subject to review by the Commission) and

(ii) the 5th Trading Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review; provided, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.
“Effectiveness Period” shall have the meaning set forth in Section 2.1(b).
“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar successor statute, and the rules and regulations promulgated thereunder.
“FINRA” has the meaning set forth in Section 3(j).
“Grace Period” has the meaning set forth in Section 2.1(e).
“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.
“Indemnified Party” shall have the meaning set forth in Section 9(c).
“Indemnifying Party” shall have the meaning set forth in Section 9(c).
“Initial Registration Statement” has the meaning set forth in Section 2.1(a).
“Losses” has the meaning set forth in Section 9(a).
“New Registration Statement” has the meaning set forth in Section 2.1(a).
“Offer” has the meaning set forth in Section 6(b).
“Offer Notice” has the meaning set forth in Section 6(a).
“Offer Period” has the meaning set forth in Section 6(b).
“Offer Price” has the meaning set forth in Section 6(a).
“Offered Shares” has the meaning set forth in Section 6(a).
“Other Securities” means the shares of Common Stock or other equity securities of the Company (other than the U.S. Treasury Shares) which the Company is registering pursuant to a Piggyback Registration Statement covered by Section 2.3 or a Demand Registration Statement covered by Section 2.2.
“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
“Piggyback Inclusion Request” has the meaning set forth in Section 2.3(a).
“Piggyback Notice” has the meaning set forth in Section 2.3(a).
“Piggyback Registration Statement” has the meaning set forth in Section 2.3(a).
“Principal Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the Closing Date, shall be the NASDAQ Global Select Market.
“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation,

an investigation or partial proceeding, such as a deposition), whether commenced or threatened.
“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post‑effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
“Purchase Agreement” shall have the meaning set forth in the Recitals.
“Purchaser” or “Purchasers” shall have the meaning set forth in the Preamble.
“Registrable Securities” means all of the Series D Preferred Shares, the First Conversion Common Shares and the Second Conversion Common Shares and any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the First Conversion Common Shares or the Second Conversion Common Shares, provided, that the Holder has completed and delivered to the Company a Selling Stockholder Questionnaire; and provided, further, that Series D Preferred Shares, First Conversion Common Shares and Second Conversion Common Shares shall cease to be Registrable Securities upon the earliest to occur of the following: (A) a sale pursuant to a Registration Statement (in which case, only such security sold shall cease to be a Registrable Security); (B) if any such Series D Preferred Shares, First Conversion Common Shares or Second Conversion Common Shares have ceased to be outstanding; or (C) if such Series D Preferred Shares, First Conversion Common Shares or Second Conversion Common Shares have been sold in a private transaction in which the Holder's rights under this Agreement have not been assigned to the transferee (in which case, only such security sold shall cease to be a Registrable Security).
“Registration Statements” means any one or more registration statements or offering circulars of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including without limitation the Initial Registration Statement, any New Registration Statement, any Demand Registration Statement and any Piggyback Registration Statement), amendments and supplements to such Registration Statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.
“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as current Rule 144.
“Rule 158” means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as current Rule 158.
“Rule 172” means Rule 172 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as current Rule 172.
“Rule 405” means Rule 405 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as current Rule 405.
“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as current Rule 415.
“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such

Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as current Rule 424.
“SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff, (ii) the Securities Act and (iii) the Exchange Act.
“Securities Act” means the Securities Act of 1933, as amended, or any similar successor statute, and the rules and regulations promulgated thereunder.
“Seller” has the meaning set forth in Section 6(a).
“Selling Stockholder Questionnaire” means a questionnaire in the form attached as Annex A hereto, or such other form of questionnaire as may reasonably be adopted by the Company from time to time.
“Suspension Period” has the meaning set forth in Section 3(p).
“Trading Day” means (i) a day on which the Common Stock is listed or quoted on its Principal Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over‑the‑counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over‑the‑counter market as reported in the “pink sheets” by Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.
“Trading Market” means whichever of the New York Stock Exchange, the NYSE Amex, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.
“Transfer” means with respect to any Securities, (i) when used as a verb, to sell, assign, dispose of, exchange or otherwise transfer such Securities, or agree or commit to do any of the foregoing, and (ii) when used as a noun, a direct or indirect sale, assignment, disposition, exchange, or other transfer of such Securities or any agreement or commitment to do any of the foregoing.
“Transfer Agent” means American Stock Transfer & Trust Company, LLC, or any successor transfer agent for the Company.
“U.S. Treasury Notice of Inclusion” means any notice required under the terms of the U.S. Treasury Agreements regarding the inclusion of securities held by the U.S. Treasury in any registration statement filed by the Company.
“U.S. Treasury Shares” means the TARP Preferred Stock or the shares of Common Stock held by the U.S. Treasury as a result of the transactions contemplated by the TARP Exchange Agreement.
2.    Registration.
2.1    Shelf Registration
(a)    As promptly as practicable after the date of this Agreement as can be accomplished given reasonable best efforts by the Company, and in any event no later than the date that is ninety (90) days after the date of this Agreement, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other comparable means of distribution of Registrable Securities as the Company may reasonably determine (the “Initial Registration Statement”). The Initial Registration Statement shall be on Form S-3 (except if the Company is then ineligible to register for resale of the Registrable Securities on

Form S-3, in which case such registration shall be on Form S-1 or such other form available to the Company to register for resale of the Registrable Securities as a secondary offering) subject to the provisions of Section 2.1(f); provided, however, that before filing the Initial Registration Statement, or a Prospectus or prospectus supplement or any amendments or supplements thereto, the Company will furnish to each of the Holders named therein draft copies of all such documents proposed to be filed a reasonable period prior to such filing, which documents will be subject to the reasonable review and comment of each of such Holder and its agents and representatives, and the Company shall consider in good faith any comments on any such documents suggested by any of the foregoing persons. Notwithstanding the registration obligations set forth in this Section 2.1, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof and use its reasonable best efforts to file amendments to the Initial Registration Statement as required by the Commission and/or (ii) withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or such other form available to the Company to register for resale the Registrable Securities as a secondary offering; provided, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its reasonable best efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09. Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities or other shares of Common Stock permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used its reasonable best efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), the number of Registrable Securities or other shares of Common Stock to be registered on such Registration Statement will be reduced on a pro rata basis. In the event that the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, the Company will use its reasonable best efforts to file with the Commission, as promptly as allowed by the Commission or SEC Guidance provided to the Company or to registrants of securities in general, an amendment to the Initial Registration Statement or the New Registration Statement, as the case may be, to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement or the New Registration Statement. No Holder shall be named as an “underwriter” in any Registration Statement without such Holder's prior written consent.
(b)    The Company shall use its reasonable best efforts to cause each Registration Statement to be declared effective by the Commission as soon as practicable and, with respect to the Initial Registration Statement or the New Registration Statement, as applicable, no later than the Effectiveness Deadline, and shall use its reasonable best efforts to keep each Registration Statement continuously effective under the Securities Act until such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders (the “Effectiveness Period”). The Company shall request effectiveness of a Registration Statement as of 5:00 p.m. New York City time on a Trading Day. The Company shall promptly notify the Holders via facsimile or electronic mail of a “.pdf” format data file of the effectiveness of a Registration Statement within one (1) Business Day of the Effective Date. The Company shall, by 9:30 a.m. New York City time on the first Trading Day after the Effective Date, file a final Prospectus with the Commission, as required by Rule 424(b). The Company shall use reasonable best efforts to, on a timely basis, supplement and amend any Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Registration Statement, if required by the Securities Act or as reasonably requested by any Holder covered by such Registration Statement.
(c)    If the Initial Registration Statement or any New Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than because all Registrable Securities registered thereunder shall have been resold pursuant thereto or shall have otherwise ceased to be Registrable Securities), the Company shall use reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof or file an additional New Registration Statement covering all of the securities that as of the date of such filing are Registrable Securities. If any such New Registration Statement is filed, to the extent the New Registration Statement is not automatically effective upon filing, the Company shall use reasonable best efforts to cause the New Registration Statement to become effective as promptly as is practicable and in any event no later than 75 days after such filing and to keep such New Registration Statement continuously effective until the end of the Effectiveness Period.

(d)    At least twenty (20) Trading Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Holder of the anticipated filing date. Each Holder agrees to furnish to the Company a completed Selling Stockholder Questionnaire not more than ten (10) Trading Days prior to such anticipated filing date of a Registration Statement. At least five (5) Trading Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Holder of any additional information the Company reasonably requires from that Holder other than the information contained in the Selling Stockholder Questionnaire, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, within two (2) Trading Days prior to the applicable anticipated filing date. If a Holder of Registrable Securities returns a Selling Stockholder Questionnaire or a request for further information, in either case, after its respective deadline, the Company shall use its reasonable best efforts at the expense of the Holder who failed to return the Selling Stockholder Questionnaire or to respond for further information to take such actions as are required to name such Holder as a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities held by such Holder. Each Holder acknowledges and agrees that the information in the Selling Stockholder Questionnaire or request for further information as described in this Section 2.1(d) will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.
(e)    Notwithstanding anything to the contrary herein, at any time after the Registration Statement has been declared effective by the Commission, the Company may delay the disclosure of material non-public information concerning the Company if the disclosure of such information at the time is not, in the good faith judgment of the Board of Directors of the Company, in the best interests of the Company (a “Grace Period”); provided, that the Company shall promptly (i) notify the Holders in writing of the existence of material non-public information giving rise to a Grace Period (provided that the Company shall not disclose the content of such material non-public information to the Holders) or the need to file a post-effective amendment, as applicable, and the date on which such Grace Period will begin, (ii) use reasonable best efforts to terminate a Grace Period as promptly as practicable and (iii) notify the Holders in writing of the date on which the Grace Period ends; provided, further, that (1) a Grace Period shall only be exercisable if the Company has generally exercised (or is concurrently exercising) similar black-out rights against holders of similar securities that have registration rights and (2) no single Grace Period shall exceed thirty (30) consecutive days, and during any three hundred sixty-five (365) day period, the aggregate of all Grace Periods occurring during such 365-day period shall not exceed an aggregate of sixty (60) days (each Grace Period complying with this provision being an “Allowable Grace Period”). For purposes of determining the length of a Grace Period, the Grace Period shall be deemed to begin on and include the date the Holders receive the notice referred to in clause (i) above and shall end on and include the later of the date the Holders receive the notice referred to in clause (iii) above and the date referred to in such notice; provided, that no Grace Period shall be longer than an Allowable Grace Period. Notwithstanding anything to the contrary, the Company shall cause the Transfer Agent to deliver unlegended Common Stock to a transferee of a Holder in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which a Holder has entered into a contract for sale prior to the Holder's receipt of the notice of a Grace Period and for which the Holder has not yet settled.
(f)    In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 promptly after such form is available, provided, that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.
(g)    If any Holder intends to distribute any Registrable Securities by means of an underwritten offering, it shall promptly advise the Company, and the Company shall take all reasonable steps to facilitate such distributions, including the actions required pursuant to Section 3 hereof.

2.2    Demand Registration.

(a)    If the Company is unable to file, cause to be effective or maintain the effectiveness of the Initial Registration Statement or a New Registration Statement as required under Section 2.1, then Holders holding not less than fifteen percent (15%) of the outstanding Registrable Securities (the “Demanding Holders”) shall have the right by delivering a written notice to the Company (a “Demand Notice”) to require the Company to, pursuant to the terms of this Agreement, register under and in accordance with the provisions of the Securities Act, the number of Registrable Securities beneficially owned by any Holders and requested by such Demand Notice to be so registered (a “Demand Registration”); provided, however, that a Demand Notice may only be made if the sale of the Registrable Securities requested to be registered by the Demanding Holders is reasonably expected to result in aggregate gross cash proceeds in excess of $2,000,000 (without regard to any underwriting discount or commission). A Demand Notice shall also specify the expected method or methods of disposition of the applicable Registrable Securities, it being agreed that if any Holder intends to distribute any Registrable Securities by means of an underwritten offering it shall promptly so advise the Company and the Company shall use reasonable best efforts to facilitate such distribution, including the actions required pursuant to Section 3. Following receipt of a Demand Notice, the Company shall use its reasonable best efforts to file, and the Holders shall cooperate with the Company to the extent reasonably requested by the Company, as promptly as practicable, and in any event no later than thirty (30) days after the date of such Demand Notice (subject to Section 3(o) hereof), a registration statement on Form S-3 or any comparable or successor form or forms (or to the extent the Company is not eligible to use Form S-3 or any comparable or successor form or forms, on Form S-1 or any comparable or successor form or forms), relating to the offer and sale of the Registrable Securities requested to be included therein by the Demand Holders in accordance with the methods of distribution elected by the Demand Holders (a “Demand Registration Statement”) and shall use its reasonable best efforts to cause such Demand Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof and in no event later than the date that is ninety (90) days after the date of such Demand Notice.
(b)    The Company will notify all Holders of Registrable Securities of its receipt of such Demand Notice, and each Holder may provide written notice to the Company (the “Demand Participation Notice”) within fifteen (15) days after the receipt by the Holder of the notice from the Company that such Holder desires to have his or her Registrable Securities included in the Demand Registration. Subject to Section 2.2(g) and Section 3(p), each Holder submitting a Demand Participation Notice shall be entitled to have its Registrable Securities included in the Demand Registration, and the Company shall take such actions as are necessary to have such Holder's Registrable Securities included in any Demand Registration Statement and related Prospectus or prospectus supplement or any amendment or supplement thereto.
(c)    In the event of a Demand Registration, the Company shall be required to maintain the continuous effectiveness of the applicable Registration Statement until such time as all Registrable Securities included in such Demand Registration Statement have been publicly sold by the Holders.
(d)    The Demanding Holders shall have the right to notify the Company that they have determined that the Demand Registration Statement relating to a Demand Registration be abandoned or withdrawn, in which event the Company shall promptly abandon or withdraw such Demand Registration Statement, and in which event, for purposes of Section 2.2(f), no Demand Registration shall have deemed to have been made pursuant to Section 2.2(a).
(e)    The Company shall not be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2(a), which has been subsequently withdrawn pursuant to Section 2.2(d) at the request of the Demanding Holders, and shall be reimbursed by the Holders whose Registrable Securities were intended to be included in the Demand Registration Statement for reasonable and documented out-of-pocket expenses (including legal fees and printing expenses) so incurred, unless the withdrawal is based upon material adverse information concerning the Company that the Company had not publicly disclosed at least seventy-two (72) hours prior to the Company's receipt of such withdrawal request.
(f)    The Company shall not be required to effect a Demand Registration pursuant to Section 2.2(a) hereof: (i) if the Company has effected a Demand Registration within six (6) months prior to the date of the Demand Notice; provided, that, if more than 25% of the Registrable Securities requested to be included in any Demand Registration by the Demanding Holders are excluded from such Demand Registration pursuant to Section 2.2(g), such Demand Registration will not constitute a Demand Registration for purposes of this clause (i), or (ii) if the Company shall furnish to all Holders requesting Registrable Securities be included in such Demand Registration Statement pursuant to Section 2.2(a) hereof, a certificate signed by the Chief Executive Officer of the Company stating that, in the good faith and reasonable judgment of the Board of Directors of the Company, the filing of the Demand Registration Statement would require the Company to disclose a material financing, acquisition or other corporate development which has not been, and would not otherwise be required to be, disclosed to the public and such disclosure at such time would be materially adverse to the Company, in which event the Company shall have the right to defer such filing for a period of not more than sixty (60) days after receipt of the request of the Holders Representative.
(g)    In the event that the offering pursuant to a Demand Registration Statement is to be an underwritten public offering, and the managing underwriter(s) of such underwritten offering advise the Holders in writing that it is their good faith opinion that the total number or dollar amount of Registrable Securities proposed to be sold in such offering, together with all U.S. Treasury Shares with respect to which the Company has received a U.S. Treasury Notice of Inclusion and all Other Securities that any other Persons having rights to participate in such registration intend to include in such offering, exceeds the total number or dollar amount of such securities that can be sold without having an adverse effect on the per share offering price, timing or distribution of the Registrable Securities to be so included together with all such U.S. Treasury Shares and Other Securities, then there shall be included in such underwritten offering the number or dollar amount of Registrable Securities and such U.S. Treasury Shares and Other Securities that in the opinion of such managing underwriter(s) can be sold without so adversely affecting such offering, and such number of Registrable Securities, U.S. Treasury Shares and Other Securities shall be so included in the following order of priority: (i) first, any U.S. Treasury Shares with respect to which the Company has received a U.S. Treasury Notice of Inclusion, (ii) second, all Registrable Securities requested to be included by the Holders (allocated, if necessary, among all such Holders in the same proportion, as nearly as practicable, that the number of Registrable Securities included in each Holder's Piggyback Inclusion Request bears to the aggregate number of Registrable Securities included in Piggyback Inclusion Requests), and (iii) third, any Other Securities proposed to be included in such offering. The Company shall not be entitled to include any securities in any underwritten Demand Registration, and no holder of U.S. Treasury Shares or Other Securities shall be entitled to include such U.S. Treasury Shares or Other Securities in any underwritten Demand Registration unless such holder (i) shall have agreed in writing to sell such U.S. Treasury Shares or Other Securities on the same terms and conditions as shall apply to the Registrable Securities to be included in such Demand Registration, and (ii) shall have entered into an underwriting agreement in customary form with the managing underwriter(s) selected by the Holders for the Demand Registration.
2.3    Piggyback Registration
(a)    If, other than pursuant to Sections 2.1 and 2.2, the Company proposes or is required to file a registration statement under the Securities Act with respect to an offering of Common Stock and/or other securities of the Company, whether or not for sale for its own account or for the account of a security holder or holders (other than a registration statement (i) solely on Form S-4, Form S-8 or any successor forms thereto, (ii) filed solely in connection with any employee benefit or dividend reinvestment plan or (iii) for the purpose of effecting a Permitted Rights Offering), then the Company shall give prompt written notice of such proposed filing at least thirty (30) days before the anticipated filing date (the “Piggyback Notice”) to the Holders. The Piggyback Notice shall offer the Holders the opportunity to include in such registration statement (the “Piggyback Registration Statement”) the number of Registrable Securities as they may request by submitting to the Company a written request for inclusion therein (a “Piggyback Inclusion Request”) within fifteen (15) days after delivery of the Piggyback Notice to the Holders.
(b)    Subject to Section 2.3(c) and Section 3(p), each Holder submitting a Piggyback Inclusion Request shall be entitled to have Registrable Securities included in the Piggyback Registration, and the Company shall take such actions as are necessary to have such Holder's Registrable Securities included in any Piggyback Registration Statement and related prospectus or prospectus supplement or any amendment or supplement thereto. The Holders shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration Statement at any time at least two (2) Business Days prior to the effective date of the Piggyback Registration Statement. The Company shall be required to maintain the effectiveness of a Piggyback Registration Statement for a period of one hundred and eighty (180) days after the effective date thereof or such shorter period in which all Registrable Securities included in such Piggyback Registration Statement have actually been sold.
(c)    In the event that the offering pursuant to a registration giving rise to the Holders' rights under this Section 2.3 is to be an underwritten public offering, the Holders shall be permitted to include all Registrable Securities requested to be included in such registration in such offering on the same terms and conditions as any other shares of Common Stock and/or other securities, if any, of the Company included therein (for purposes of this Section 2.3, “Registrable Securities” shall be deemed to mean solely securities of the same type as those proposed to be offered by the Company for its own account or securities that will be converted into such securities in connection with the offering); provided, however, that if such offering involves a firm commitment underwritten offering and the managing underwriter(s) of such underwritten offering advise the Holders in writing that it is their good faith opinion that the total number or dollar amount of Registrable Securities proposed to be sold in such offering, together with all U.S. Treasury Shares with respect to which the Company has received a U.S. Treasury Notice of Inclusion and all Other Securities that the Company and any other Persons having rights to participate in such registration intend to include in such offering, exceeds the total number or dollar amount of such securities that can be sold without having an adverse effect on the per share offering price, timing or distribution of the Registrable Securities to be so included together with all such U.S. Treasury Shares and Other Securities, then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities and such U.S. Treasury Shares and Other Securities that in the opinion of such managing underwriter(s) can be sold without so adversely affecting such offering, and such number of Registrable Securities, U.S. Treasury Shares and Other Securities shall be so included in the following order of priority: (i) first, any U.S. Treasury Shares with respect to which the Company has received a U.S. Treasury Notice of Inclusion, (ii) the securities that the Company proposes to sell, (iii) third, all Registrable Securities requested to be included by the Holders (allocated, if necessary, among all such Holders in the same proportion, as nearly as practicable, that the number of Registrable Securities included in each Holder's Piggyback Inclusion Request bears to the aggregate number of Registrable Securities included in Piggyback Inclusion Requests), and (iv) fourth, any Other Securities proposed to be included in the offering.
3.    Registration Procedures
In connection with the Company's registration obligations hereunder:
(a)    the Company shall, not less than ten (10) Trading Days prior to the filing of a Registration Statement and not less than five (5) Trading Days prior to the filing of any related Prospectus or any amendment or supplement thereto (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports), furnish to the Holders copies of such Registration Statement, Prospectus or amendment or supplement thereto, as proposed to be filed, which documents will be subject to the review of the Holders. The Company shall not file any Registration Statement or amendment or supplement thereto in a form to which a Holder reasonably objects in good faith, provided, that the Company is notified of such objection in writing within the ten (10) Trading Day or five (5) Trading Day period described above, as applicable.
(b)    (i) the Company shall prepare and file with the Commission such amendments (including post‑effective amendments) and supplements, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period; (ii) the Company shall cause the related Prospectus to be amended or supplemented by any required prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424 (except during an Allowable Grace Period); (iii) the Company shall respond as promptly as reasonably practicable to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible, provide the Holders true and complete copies of all correspondence from and to the Commission but not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) the Company shall comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement until such time as all of such Registrable Securities shall have been disposed of (subject to the terms of this Agreement) in accordance with the intended methods of disposition by the Holders thereof as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; provided, that each Purchaser shall be responsible for the delivery of the Prospectus to the Persons to whom such Purchaser sells any of the Registrable Securities (including in accordance with Rule 172 under the Securities Act), and each Purchaser agrees to dispose of Registrable Securities in compliance with the plan of distribution described in the Registration Statement and otherwise in compliance with applicable federal and state securities laws.

In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report which created the requirement for the Company to amend or supplement such Registration Statement was filed.
(c)    the Company shall notify the Holders (which notice shall, pursuant to clauses (iii) through (v) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably practicable (and, in the case of (i)(A) below, not less than two (2) Trading Days prior to such filing, in the case of (iii) and (iv) below, not more than one (1) Trading Day after such issuance or receipt, and in the case of (v) below, not more than one (1) Trading Day after the occurrence or existence of such development) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any prospectus supplement or post‑effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on any Registration Statement (in which case the Company shall provide to each of the Holders true and complete copies of all comments that pertain to the Holders as a “Selling Stockholder” or to the plan of distribution described in the Registration Statement and all written responses thereto, but not information that the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post‑effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Holders as “Selling Stockholders” or the plan of distribution described in the Registration Statement; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading.
(d)    the Company shall use reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.
(e)    the Company shall, if requested by a Holder, furnish to such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission's EDGAR system if the Company has provided written notice to such Person that such document is available on the Commission's EDGAR system.
(f)    the Company shall deliver to each Holder and each underwriter, if any, without charge, as many copies of the applicable Prospectus (including any preliminary Prospectus), any issuer free writing prospectus (as defined in Rule 405) and any amendments or supplements thereto as such Holder or underwriter reasonably requests and such other documents as such Holder or underwriter may reasonably request.
(g)    the Company shall, prior to any resale of Registrable Securities by a Holder, use its reasonable best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.
(h)    the Company shall, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement and under law, of all restrictive legends, and to enable such Registrable Securities represented thereby to be in such denominations and registered in such names as any such Holders may reasonably request. Certificates for Registrable Securities free from all restrictive legends may be transmitted by the Transfer Agent to a Holder by crediting the account of such Holder's prime broker with the Depository Trust Company as directed by such Holder.
(i)    the Company shall, following the occurrence of any event contemplated by Section 3(c)(iii)-(v), as promptly as reasonably practicable (taking into account the Company's good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event), prepare and file a supplement or amendment, including a post‑effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading.
(j)    the Company may require each selling Holder to furnish to the Company a certified statement as to (i) the number of shares of Common Stock beneficially owned by such Holder and any Affiliate thereof, (ii) any Financial Industry Regulatory Authority (“FINRA”) affiliations, (iii) any natural persons who have the power to vote or dispose of the Common Stock and (iv) any other information as may be requested by the Commission, FINRA or any state securities commission.
(k)    the Company shall cooperate with any registered broker through which a Holder proposes to resell its Registrable Securities in effecting a filing with FINRA pursuant to NASD Rule 2710 (or any successor rule) as requested by any such Holder and the Company shall pay the filing fee required for the first such filing within two (2) Business Days of the request therefore.
(l)    the Company shall use its reasonable best efforts to maintain eligibility for use of Form S-3 (or any successor form thereto) for the registration of the resale of Registrable Securities.
(m)    if requested by a Holder, the Company shall (i) promptly incorporate in a prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment.
(n)    the Company shall otherwise use reasonable best efforts to comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, including Rule 172, notify the Holders promptly if the Company no longer satisfies the conditions of Rule 172 and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 promulgated thereunder (for the purposes of this Section 3, “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter), in each case subject to extensions permissible under applicable law.
(o)    In the event that the Company advises the Holders, or the Holders advise the Company, that the Company or the Holders intend to distribute any Registrable Securities by means of an underwritten offering, whether pursuant to Section 2.1, 2.2 or 2.3, the Company shall enter into an underwriting agreement in customary form, scope and substance (provided, however, that the Company shall not be obligated to agree to any restrictions on the sale by it of its securities in addition to those set forth in this Agreement, the Purchase Agreement, the TARP Exchange Agreement or the U.S. Treasury Agreements) and take all such other actions reasonably requested by the Holders of the Registrable Securities being sold in connection therewith or by the managing underwriter(s), if any, to expedite or facilitate the underwritten disposition of such Registrable Securities, and in connection therewith in any underwritten offering (including making members of management and executives of the Company reasonably available to participate in “road shows”, similar sales events and other marketing activities), (A) make such representations and warranties to the Holders that are selling stockholders and the managing underwriter(s), if any, with respect to the business of the Company and its subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in customary form, substance and scope, and, if true, confirm the same if and when requested, (B) use its reasonable best efforts to furnish the underwriters with opinions of external counsel to the Company, addressed to the managing underwriter(s), if any, covering the matters customarily covered in such opinions requested in underwritten offerings, (C) use its reasonable best efforts to obtain “cold comfort” letters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any business acquired by the Company for which financial statements and financial data are included in the Registration Statement) who have certified the financial statements included in such Registration Statement, addressed to each of the managing underwriter(s), if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters, (D) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures customary in underwritten offerings, and (E) deliver such documents and certificates as may be reasonably requested by the Holders of the Registrable Securities being sold in connection therewith, their counsel and the managing underwriter(s), if any, to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.
(p)    Notwithstanding any other provision of Section 3 hereof, the Company may suspend the effectiveness of a Registration Statement and the Holders' right to sell thereunder (each such period, a “Suspension Period”) if the Company reasonably determines and delivers to any Holder a certificate signed by the Chief Executive Officer and Chief Financial Officer of the Company stating that, in the good faith and reasonable judgment of the Board of Directors of the Company, either (i) such Registration Statement contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading in light of the circumstance under which they were made, and the disclosure of the information required to correct such misstatement or omission at such time would be materially adverse to the Company or (ii) the filing or continued use of the Registration Statement would require the Company to disclose a material financing, acquisition or other corporate development which has not been, and would not otherwise be required to be, disclosed to the public and such disclosure at such time would be materially adverse to the Company. Upon such suspension, the Company shall give notice to the Holders listed in such Registration Statement that the availability of the Registration Statement is suspended and, upon actual receipt of such notice, each Holder agrees not to sell any Registrable Securities pursuant to the Registration Statement until the earlier of (A) such Holder's receipt of copies of the supplemented or amended Prospectus provided for in this Section 3 or (B) such Holder has been advised in writing by the Company that the sale of Registrable Securities pursuant to the Registration Statement may resume. A Suspension Period shall not exceed thirty (30) consecutive days, no Suspension Period shall commence fewer than fifteen (15) days following the expiration of any preceding Suspension Period, and the aggregate of all Suspension Periods shall not exceed ninety (90) days in any 360-day period. Notwithstanding the foregoing, no Suspension Period shall apply during any period in which the directors and executive officers of the Company are not also generally prohibited from selling shares of Common Stock.

(q)    The Company shall make available for inspection by a representative of the Holders that are selling stockholders, the managing underwriter(s), if any, and any attorneys or accountants retained by such Holders or managing underwriter(s), at the offices where normally kept, during normal business hours, financial and other records, pertinent corporate documents and properties of the Company, and cause the officers, directors and employees of the Company to supply all information in each case reasonably requested by any such representative, managing underwriter(s), attorney or accountant in connection with such Registration Statement.
(r)    The Company shall cause all Registrable Securities covered by such Registration Statement to be listed on any securities exchange or quotation system on which any similar securities issued by the Company are then listed or traded.
(s)    If requested by Holders of Registrable Securities being registered and/or sold in connection therewith, or the managing underwriter(s), if any, the Company shall promptly include in a prospectus supplement or amendment such information as the Holders of the Registrable Securities being registered and/or sold in connection therewith or managing underwriter(s), if any, may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or such amendment as soon as practicable after the Company has received such request.
(t)    The Company shall timely provide to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.
(u)    The Company shall provide a Transfer Agent and registrar for all Registrable Securities registered pursuant to any Registration Statement filed pursuant to this Agreement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such Registration Statement.
4.    Registration Expenses. All fees and expenses incident to the Company's performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions and all legal fees and expenses of legal counsel for any Holder) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings with the Commission, (B) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, including any listing application, (C) with respect to compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders) and (D) with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with FINRA pursuant to FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing Prospectuses if the printing of Prospectuses is reasonably requested by the Holders of a majority of the Registrable Securities included in the Registration Statement or the managing underwriter for any underwritten offering), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, (vi) fees and expenses of the Company's independent accountants, (vii) escrow fees, and (viii) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual or special audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.
5.    Rule 144; Rule 144A Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:
(a)    make and keep adequate current public information available, as those terms are understood and defined in Rule 144(c)(1) or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of this Agreement;
(b)    so long as the Holders own any Registrable Securities, furnish to such Holders upon request: (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act, and of the Exchange Act; (ii) a copy of the most recent annual or quarterly report of the Company; and (iii) such other reports and documents as such Holders may reasonably request in availing themselves of any rule or regulation of the SEC allowing them to sell any such securities without registration; and
(c)    to take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act.

6.    Right of First Refusal.
(a)    If, at any time prior to the conversion of the Series D Preferred Stock, any Series D Holder desires to Transfer for cash any Series D Preferred Stock to any person or entity (other than (1) to an Affiliate, a Series D Holder or an Affiliate of a Series D Holder, (2) pursuant to clause (i) of the definition of Eligible Transfer, or (3) pursuant to Rule 144) then, so long as the Company and Carver Federal Savings Bank are not subject to the Cease and Desist Orders or any similar written agreement with any banking regulator prohibiting transactions of the type contemplated by this Section 6, such Series D Holder (the “Seller”) shall give notice (an “Offer Notice”) to the Company that such Seller desires to make such a Transfer and that sets forth the number of Series D Preferred Stock proposed to be Transferred by the Seller (the “Offered Shares”), the cash price per share that such Seller proposes that the Company pay for such Offered Shares (the “Offer Price”), the other terms and conditions of such Transfer and the proposed purchaser in such Transfer (together with reasonably sufficient information to allow the Company to understand who the proposed purchaser is). For the avoidance of doubt, this Section 6 shall not apply to any donation of Series D Preferred Stock to a Charitable Organization.
(b)    The giving of an Offer Notice to the Company shall constitute an offer (the “Offer”) by such Seller to Transfer the Offered Shares to the Company for cash at the Offer Price and on the other terms set forth in the Offer Notice, but subject to any limitations on ownership set forth in the Purchase Agreement, the Certificate of Designations or any other agreement by and between the Company and the Seller. The Company shall have a five (5) Business Day period (the “Offer Period”) in which to accept such Offer as to all or any portion of the Offered Shares by giving a written notice of acceptance (which shall include the number of Series D Preferred Stock the Company elects to purchase) to such Seller prior to the expiration of such Offer Period. If the Company fails to notify the Seller prior to the expiration of the Offer Period, it shall be deemed to have declined such Offer. Any acceptance of an Offer by the Company will be subject to its compliance with Section 4.14 of the Purchase Agreement and the Company shall not accept any Offer that would cause or be reasonably likely to cause any Holder to violate the Applicable Ownership Limitation or the Total Equity Limit.
(c)    If the Company elects to purchase all or a portion of the Offered Shares, then the Company shall purchase and pay, by bank or certified check (in immediately available funds), for the number of Offered Shares that it elects to purchase on the terms of the Offer within five (5) days after the date on which all of the Company has made its election.
(d)    If the Company does not elect to purchase all of the Offered Shares, then commencing on the last day of the Offer Period, the Seller shall have a ninety (90) day period during which to effect a Transfer of any or all of the Offered Shares (other than those purchased or to be purchased by the Company) on substantially the same or more favorable (as to the Seller) terms and conditions as were set forth in the Offer Notice at a price in cash not less than the Offer Price, provided, that, if the Transfer is subject to regulatory approval, such ninety (90) day period shall be extended until the expiration of five (5) Business Days after all such approvals shall have been received, but in no event shall such period be extended for more than an additional ninety (90) days. If the Seller does not consummate the Transfer of the Offered Shares in accordance with the foregoing time limitations, then the right of the Seller to effect the Transfer of such Offered Shares pursuant to this Section 6(d) shall terminate and the Seller shall, to the extent applicable to such Transfer, again be required to comply with the procedures set forth in this Section 6, if applicable, with respect to such Offered Shares.
(e)    It is understood and agreed that a Seller may enter into an agreement to effect a Transfer that is subject to this Section 6 in advance of the actual Transfer of Series D Preferred Stock but subject to compliance with this Section 6, and the entry into such agreement will not be considered a Transfer for purposes of this Agreement.
7.    [Reserved].
8.    Transfer of Series C Preferred Stock and Series D Preferred Stock. Any transferee of Series C Preferred Stock or Series D Preferred Stock (including without limitation a transferee that is a Charitable Organization), except in connection with an Eligible Transfer of the Series D Preferred Stock, must become a party to this Agreement (if they are not already a party) prior to the receipt of any securities. Each Series C Holder or Series D Holder (as applicable) shall promptly provide, but in no event later than three (3) Business Days, notice to the Company of any Transfer of the Series C Preferred Stock or Series D Preferred Stock except for a Transfer pursuant to clause (i) of the definition of Eligible Transfer.
9.    Indemnification.
(a)    Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder, the officers, directors, agents, general partners, managing members, managers, Affiliates and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, general partners, managing members, managers, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys' fees, expenses and disbursements) and expenses (or actions, proceedings or settlements in respect thereof) (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or allegedly untrue statement of a material fact contained or incorporated by reference in any Registration Statement, any Prospectus, any free writing prospectus (as defined in Rule 405) or any form of Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (A) such untrue statements, allegedly untrue statements, omissions or alleged omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in such Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or (B) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(v), related to the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing (such notice deemed to be received two (2) Business Days after delivery) that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated and defined in Section 10(c) below, but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected, or (ii) any material violation or alleged material violation by the Company of the Securities Act. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 9(c)) and shall survive the transfer of the Registrable Securities by the Holders.
(b)    Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or allegedly untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) but only with respect to information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein or (ii) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(v), to the extent, but only to the extent, related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 10(c), but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.
(c)    Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.
An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed to promptly assume the defense of such Proceeding and to promptly employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that an actual or potential conflict of interest may exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party or that there may be one or more legal defenses available to such Indemnified Party which are different or in addition to those available to the Indemnifying Party; provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned, but if settled with its written consent, the Indemnifying Party agrees to indemnify and hold harmless each such Indemnified Party from and against any Losses by reason of such settlement. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and does not require the Indemnified Party to admit any wrongdoing.
Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 9(c)) shall be paid to the Indemnified Party, as incurred, within ten (10) Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder. The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 9, except to the extent that the Indemnifying Party is materially and adversely prejudiced in its ability to defend such action.
(d)    Contribution. If a claim for indemnification under Section 9(a) or 9(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or allegedly untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 9(d) was available to such party in accordance with its terms.
The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 9(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or allegedly untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not also guilty of fraudulent misrepresentation.
The indemnity and contribution agreements contained in this Section 9 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Purchase Agreement.
10.    Miscellaneous.
(a)    Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.
(b)    Prohibition on Filing Other Registration Statements. The Company shall not, from the date hereof until the date that is thirty (30) days after the Effective Date of the Initial Registration Statement, prepare and file with the Commission a registration statement relating to an offering for its own account under the Securities Act of any of its equity securities, other than a registration statement on Form S-8. For the avoidance of doubt, the Company shall not be prohibited from preparing and filing with the Commission a registration statement relating to an offering of Common Stock or TARP Preferred Stock by existing stockholders of the Company under the Securities Act pursuant to the terms of registration rights held by such stockholder (including, without limitation, registration rights held by the U.S. Treasury pursuant to the U.S. Treasury Agreements) or from filing amendments to registration statements filed prior to the date of this Agreement.
(c)    Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of written notice from the Company of the occurrence of any event of the kind described in Section 3(c)(iii)-(v), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration

Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.
(d)    No Inconsistent Agreements. Except for the U.S. Treasury Agreements, neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date hereof, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.
(e)    “Stand-off”. If reasonably requested by the managing underwriter of an underwritten offering of Registrable Securities, the Company, and all directors and executive officers of the Company, shall agree not to sell or otherwise trade or dispose of any Common Stock during the three (3) day period prior to, and during the ninety (90) day period beginning on, the closing date of such underwritten offering, subject to customary exceptions.
(f)    Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and Holders holding at least two-thirds of the then outstanding Registrable Securities; provided, that any party may give a waiver as to itself; provided, further, that the execution by any Person of a counterpart to this Agreement so as to become a party hereto shall not constitute an amendment of this Agreement pursuant to this Section 10(f). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Notwithstanding the foregoing, if any such amendment, modification or waiver would adversely affect in any material respect any Holder or group of Holders who have comparable rights under this Agreement disproportionately to the other Holders having comparable rights under this Agreement, such amendment, modification, or waiver shall also require the written consent of the Holder(s) so adversely affected.
(g)    Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement or as otherwise provided in writing by a Holder to the Company; provided, that the Company may deliver to each Holder the documents required to be delivered to such Holder under Section 3(a) of this Agreement by e-mail to the e-mail addresses provided by such Holder to the Company solely for such specific purpose, and such delivery by e-mail shall be deemed to occur on the Business Day on which such e-mail is sent if sent during normal business hours of the recipient, and otherwise shall deemed to occur on the next succeeding Business Day.
(h)    Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto and their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Company may not assign its rights (except by merger or in connection with another entity acquiring all or substantially all of the Company's assets) or obligations hereunder without the prior written consent of all the Holders of the then outstanding Registrable Securities. Each Holder may assign its respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.
(i)    Execution and Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature were the original thereof.
(j)    Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the Section 6.8 of the Purchase Agreement.
(k)    Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.
(l)    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their good faith reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
(m)    Headings. The headings in this Agreement are for convenience only and shall not limit or otherwise affect the meaning hereof.
(n)    Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. The investment decision of each Purchaser with respect to the Securities (as defined in the Purchase Agreement) has been made independently of any other Purchaser. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Preferred Shares or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. The Company acknowledges that each of the Purchasers has been provided with the same Stockholder Rights Agreement for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser.
(o)    List of Holders. Upon any Transfer by any holder of the Series C Preferred Shares or Series D Preferred Shares, the Company shall promptly provide, but in no event later than five (5) Business Days, to the holders of the Series C Preferred Shares or Series D Preferred Shares (as applicable) an updated list of the holders of the Series C Preferred Shares or Series D Preferred Shares together with their respective ownership percentages in the Series C Preferred Shares or Series D Preferred Shares of the Company.

[Remainder of Page Left Intentionally Blank. Signatures Appear on following Page(s). ]

IN WITNESS WHEREOF, the parties have executed this Stockholder Rights Agreement as of the date first written above.
CARVER BANCORP, INC.

By:_________________________________
Name:     Deborah C. Wright
Title:     Chairman of the Board, President and
    Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
SIGNATURE PAGES OF HOLDERS TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Stockholder Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

______________________________________

AUTHORIZED SIGNATORY

By: _______________________________
Name:
Title:

ADDRESS FOR NOTICE

c/o: _______________________________

Street: _____________________________

City/State/Zip:     ________________________

Attention: __________________________

Tel:________________________________

Fax:_______________________________

Email:    _______________________________

Annex A
CARVER BANCORP, INC.

SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE

The undersigned holder of securities of Carver Bancorp, Inc., a Delaware corporation (the “Company”), issued pursuant to a certain Stock Purchase Agreement by and among the Company and the Purchasers named therein, dated as of ___________, 2011, understands that the Company intends to file with the Securities and Exchange Commission a registration statement on Form S-3 (the “Resale Registration Statement”) for the registration and the resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of a certain Stockholder Rights Agreement by and among the Company and the Purchasers named therein, dated as of _________, 2011 (the “Agreement”). All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Resale Registration Statement, a holder of Registrable Securities generally will be required to be named as a selling stockholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), deliver the Prospectus to purchasers of Registrable Securities (including pursuant to Rule 172 under the Securities Act) and be bound by the provisions of the Agreement (including certain indemnification provisions, as described below). Holders must complete and deliver this Notice and Questionnaire in order to be named as selling stockholders in the Prospectus. Holders of Registrable Securities who do not complete, execute and return this Notice and Questionnaire within ten (10) Trading Days prior to the first anticipated filing date of a Registration Statement (1) will not be named as selling stockholders in the Resale Registration Statement or the Prospectus and (2) may not use the Prospectus for resales of Registrable Securities, except to the extent provided in the Stockholder Rights Agreement.

Certain legal consequences arise from being named as a selling stockholder in the Resale Registration Statement and the Prospectus. Holders of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not named as a selling stockholder in the Resale Registration Statement and the Prospectus.
NOTICE
The undersigned holder (the “Selling Stockholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities owned by it and listed below in Item (3), unless otherwise specified in Item (3), pursuant to the Resale Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE
1.    Name.
(a)    Full legal name of Selling Stockholder:

(b)    Full legal name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in Item 3 below are held:

(c)    Full legal name of natural control person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.     Address for Notices to Selling Stockholder:

Telephone:
Fax:
Contact Person:
E-mail address of Contact Person:________________________________________________

3.     Beneficial Ownership of Registrable Securities Issuable Pursuant to the Purchase Agreement:
(a)    Type and Number of Registrable Securities beneficially owned:

(b)    Number of Registrable Securities to be registered pursuant to this notice for resale:

4.      Broker-Dealer Status:
(a)    Are you a broker-dealer?
Yes *        No *
(b)    If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for     investment banking services to the Company?
Yes *         No *

Note:    If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.
(c)    Are you an affiliate of a broker-dealer?
Yes *         No *
Note:    If yes, provide a narrative explanation below:

(c)    If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?
Yes *         No *
Note:    If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.
5.      Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder.
Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.
Type and amount of other securities beneficially owned:
_______________________________________________________________________________
_______________________________________________________________________________
6.     Relationships with the Company:
Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship (as contemplated by federal securities laws or the rules or regulations of the Trading Market) with the Company (or its predecessors or affiliates) during the past three years.
State any exceptions here:

***********
By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Resale Registration Statement and the Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the Prospectus.
By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to the Registration Statement. The undersigned also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Stockholder Rights Agreement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act.
I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Questionnaire) are correct.
IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:         Beneficial Owner:

By:
Name:
Title: